UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)	January 24, 2008
COMMERCIAL NATIONAL FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)
Pennsylvania	0-18676	25-1623213
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
900 Ligonier Street, Latrobe, PA		15650
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code 724-539-3501

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 24, 2008 Commercial National Financial Corporation issued a press release announcing its earnings for the quarter ended December 31,2007.  A copy of the January 24, 2008 press release and related financial information as of December 31, 2007 is attached as Exhibit 99.1

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Commercial National Financial Corporation
(Registrant)

Date: January 25, 2008	/s/	Gregg E. Hunter
Gregg E. Hunter
President and Chief Executive Officer